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                                                                    Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Annual Report on Form 10-K of Crowley Maritime Corporation for the year ended December 31, 2002, I, Thomas B. Crowley, Jr., Chairman of the Board, President and Chief Executive Officer of Crowley Maritime Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) such Annual Report on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Annual Report on Form 10-K for the year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Crowley Maritime Corporation.


Date: March 21, 2003               /s/ Thomas B. Crowley, Jr.
                                  --------------------------------------------
                                       Thomas B. Crowley, Jr.
                                       Chairman of the Board,
                                       President and Chief Executive Officer